ATTACHMENT A to Master Services Agreement (MSA) / Purchase Order
Services
Statement of Work Number / Project Title: Covisint Subscription Services
Description: Licensor-Provided Hosting Services
Project Track: TBD
FCM PROJECT CODE: TBD

MSA Number: (Optional)

I.	GENERAL.
This Statement of Work (“SOW”) defines services (“Services”) to be performed by Covisint Corporation (“Covisint”) for Cisco Systems, Inc. (“Cisco”). This SOW is governed by, incorporated into, and made part of the terms and conditions of the Software License and Hosting Services Agreement, having an effective date of November 19, 2013 (“MSA” or “Agreement”) between Covisint Corporation (“Covisint”) and Cisco Systems, Inc. (“Cisco”). In the event of any conflict between the SOW and the MSA and/or Purchase Order; the SOW will prevail, solely to the extent of the inconsistency unless otherwise stated. Despite any instruction to the contrary in the MSA, the parties hereby agree for the purposes of this SOW that Cisco has authorized, in writing, Covisint to commence efforts on this SOW without Cisco first issuing a Purchase Order, and Covisint shall invoice without a Purchase Order. The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs which may be executed and attached to the MSA and/or Purchase Order. Any references in this SOW to specific sections in the Agreement are solely for the convenience of the parties and are not intended to modify the Agreement. If the parties wish to modify any provisions of the Agreement, such modifications shall follow the Change Request procedure as defined in the MSA. Any executed Change Requests shall apply only with respect to this SOW, and shall not affect any other existing or future SOWs unless otherwise indicated. The services described in this SOW shall be defined as the “Services”.

For the purposes of this SOW, the following definitions are added to the Agreement. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

“AC” means the joint development cycles called “Agile Commit” between Cisco and Covisint that are numbered as they occur (e.g. AC1, AC2).
The definition in Section 1.2 of Exhibit H in the Agreement is hereby deleted and replaced by the following:
“Cisco Customer” means an individual or entity with a legally binding contract with Cisco to allow one or more End Users to access, use, develop upon or resell the SXP Platform.
“Covisint PDE Tenancy” means a virtual construct in the Covisint PDE enabling third parties to develop and deploy code to one or more Tenancies within an Environment Tier. A Covisint PDE Tenancy is separate and distinct from a Tenancy. A Covisint PDE Tenancy is deployed across an entire Environment Tier and is not limited to a single Tenancy.
“Covisint Platform Services” means the Licensor Provided Hosting Services as follows: Covisint Portal, Covisint Cloud Identity Services and Covisint Cloud Data Exchange Service.
“Environment” means a discrete implementation of the Covisint Platform Services separate and distinct from all other Covisint customers, including Covisint Portal, Covisint Cloud Identity Services, Covisint Partner Development Environment (Covisint PDE, one Tenancy) and including one or more Environment Tiers.

CISCO CONFIDENTIAL
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

“Environment Tier” means one discrete replica of the Covisint Platform Services in a separate segment of Covisint’s network environment separated by process controls (Covisint’s Environment Tiers are i) Development; ii) Staging; iii) Disaster Recovery; and iv) Production)
“Realm” means a discrete virtual instance within Covisint Cloud Identity Services.
“SDP” means Cisco’s “Service Delivery Platform” software.
“SXP Platform” means Cisco Exchange Portal as defined in the Agreement.
***
“Tenancy” means a virtual construct within the Covisint Platform Services comprised of one Realm and one Virtual Portal with each Tenancy replicated across all Environment Tiers in one Environment
“Tenant” means a Cisco Customer with one or more End Users with access to a single Tenancy.
“Virtual Portal” means a discrete virtual instance within Covisint’ Portal.

II.	SERVICES AND WORK PRODUCT.
A.Services. Covisint shall perform the following Services:

1.	Covisint Subscription Services. Provide Covisint Platform Services and Cisco Application support and operations as more fully described below.
B.Scope and Responsibilities.

1.	Covisint Responsibilities.

a)	Enhanced Covisint Subscription Services (“Enhanced Subscription”). Provide maintenance and support of the Licensor-Provided Hosting Services as follows:

1)	Operations. ***

2)	Releases. Provide standard Covisint Platform Services releases with validation of Covisint and Cisco provided components;

3)	Support. Provide Level 2 and Level 3 Support during normal business hours (8am-7pm ET Monday-Friday excluding holidays) as well as Severity 1 support as defined in the Agreement.

4)
Premium Support Services. Provide factory development resources for additional new development (AC2 and future AC releases) based on a mutually agreed upon scope, (i.e., new functionality development for presales demonstrations, research and development, and questions and answers).

2.	Cisco Responsibilities.

a)	Perform validation of Covisint Platform Services releases on Cisco Applications or Cisco developed components for Enhanced Covisint Subscription Services.

b)	Provide Level 1 Support as defined in the Agreement.

c)	Participate in Covisint planning sessions

d)	Communication of requirements and specifications to support scope defined in Section II. B. 1. above.

3.	Assumptions.
N/A

4.	Out of Scope.
N/A

CISCO CONFIDENTIAL
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

C.	WORK PRODUCT. Not applicable.

ACCEPTANCE CRITERIA AND TESTING PROCEDURES

A.	Acceptance Criteria. Not applicable

B.	Testing. Not applicable.

RESOURCES TO BE PROVIDED BY CISCO

A.	Cisco Property. All Property whether tangible or intangible, provided by Cisco to Covisint shall be Cisco Property. Cisco Property shall include, but not be limited to the following:

Item	Yes / No	Location	#
A Security Badge (Building Access)	No	(Select)	0
Furnished workspace(s) (cube) in a Cisco establishment	No	(Select)	0
Laptop PC (Standard Cisco Laptop Image)	No	(Select)	0
Intranet (CEC) and Internet Network Access	Yes	(Select)	0
E-Mail account(s)	No	(Select)	0
IP Telephone with voice-mail	No	(Select)	0
Remote Access / VPN connectivity (Soft token) (DES Card)	No	(Select)	0
Access to Cisco On-Site facilities (Break rooms, Restaurants, etc.)	No	(Select)	0
Mobile telephone	No	(Select)	0
Pager	No	(Select)	0
IP Communicator	No	(Select)	0
Access to Conference Call facilities (Meeting place / Meet me)	No	(Select)	0
Fax and photocopying facilities	No	(Select)	0
Additional Items (Please Specify Here)	No	(Select)	0

B.
Cisco Property may include software and other licensed intellectual property. Covisint shall comply with all license terms and other terms of use of which it has knowledge which may apply to such property.

C.
All Cisco Property shall be returned to Cisco in good condition, where feasible, less ordinary wear and tear, upon completion of the SOW. Where any of the property or assets is returned in sub-standard condition or not returned within 5 working days of the SOW’s conclusion, the Covisint shall be liable to pay the costs of replacement or repair to the property or assets. Cisco reserves the right to request the return of loaned property.

D.
Cisco Property owned to the Covisint shall be used, specifically and exclusively for the performance of the Work specified in this SOW. Failure to comply with this provision shall be a material breach of this SOW entitling Cisco to remedies available to it under the Agreement.

CONFIDENTIAL INFORMATION. Confidential Information shall have the meaning set forth in the Mutual Non-Disclosure Agreement, dated September 6, 2013, which is hereby incorporated by reference.

PAYMENT.

A.	Payment Method. Covisint shall invoice Cisco for the full subscription amount as of the Effective Date, and Cisco shall pay Covisint according to the following payment schedule:

Payment for Services	Due Date	Amount Payable
Enhanced Covisint Subscription Services		***

Expenses		***

A.	Invoices. Monthly payments of Covisint Subscription Services are payable as defined in the Agreement:

CISCO CONFIDENTIAL
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

1.	***
* * *

B.
Expenses. Cisco shall reimburse reasonable, actual and necessary expenses (e.g. hotel, travel, food), provided that the following conditions are met: (i) all expenses must be approved by the Cisco Project Manager in advance of incurring such expense and (ii) a request for reimbursement must be accompanied by such documentation (e.g. receipts) as Cisco may request establishing the type, date, amount, payment and purpose for such expense and that such expenses are incurred in accordance with Cisco’s Non-employee Travel Policy. The current policy is located at http://wwwin.cisco.com/FinAdm/gpo/gsoglobal/gtme/travel/policies.shtml (or any successor sites as it may be updated from time to time at Cisco’s sole discretion and Supplier must comply with any updates to the policy during the term of this SOW). Cisco's maximum liability for all expenses incurred during the execution of this SOW shall not exceed $0.

PLACE OF PERFORMANCE. The effort shall be performed by Supplier at Covisint’s facility at: One Campus Martius, Detroit, MI 48226.

TERM OF STATEMENT OF WORK. This SOW shall begin on February 1, 2015 (“Effective Date”) through thirty six (36) months from Effective Date (“Contract Expiration Date”).

EXECUTION. IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly authorized representatives.

Cisco Systems, Inc. Name: John Morrell Title: Senior Director Date: February 1, 2015 Signature: _/s/ John Morrell___________________	Covisint Corporation Name: Joel Kremke Title: Sr Vice President Date: February 1, 2015 Signature: ______/s/ Joel Kremke_______

CISCO CONFIDENTIAL
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.